UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

August 10, 2006

SUPREME INDUSTRIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-8183	75-1670945
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 237

2581 E. Kercher Road

Goshen, Indiana  46528

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: - (574) 642-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2006, Supreme Industries, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the second quarter and six-month period ended July 1, 2006.  A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to Exhibit 99.1.

On August 10, 2006, the Company held a conference call to discuss its financial results for its second quarter and six-month period ended July 1, 2006.  A transcript of the conference call is being furnished as Exhibit 99.2  to this Current Report of Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

The following exhibits are furnished with this Form 8-K.

Exhibit No.	Description
99.1	Press Release of the Company dated August 10, 2006.

99.2	Transcript of conference call held by the Company on August 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPREME INDUSTRIES, INC.

Date:	August 15, 2006	BY: /s/ Jeffery D. Mowery
Jeffery D. Mowery
Vice President of Finance and Chief Financial Officer

(Signing on behalf of the registrant and as Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Company dated August 10, 2006.

99.2	Transcript of conference call held by the Company on August 10, 2006.